Exhibit 32



                                  CERTIFICATION

     By signing below, each of the undersigned hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, (i) this Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2004 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of FFW Corporation.

     Signed this 11th day of February, 2005.

                                              FFW CORPORATION
                                              Registrant


Date:    February 11, 2005                    By:   /s/ Roger K. Cromer
     ----------------------                      -------------------------------
                                                 Roger K. Cromer
                                                 President and Chief
                                                        Executive Officer


Date:    February 11, 2005                    By:   /s/ Timothy A. Sheppard
     ----------------------                      -------------------------------
                                                 Timothy A. Sheppard
                                                 Treasurer and Chief
                                                        Accounting Officer


A signed original of this written statement required by Section 906 has been provided to FFW Corporation and will be retained by FFW Corporation and forwarded to the Securities and Exchange Commission or its staff upon request.